Exhibit 99.2

Ecolab Fourth Quarter 2015 Teleconference Supplemental Data

Cautionary Statement 2 Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2016 first quarter and full year business and financial results, sales growth, performance against the market, innovation, cost efficiencies, unfavorable foreign currency, Venezuelan deconsolidation impact and merger and acquisition opportunities. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of worldwide economic factors such as the worldwide economy, credit markets, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; exposure to economic, political and legal risks related to our international operations; the costs and effects of complying with laws and regulations relating to our operations; the occurrence of litigation or claims; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of certain non-GAAP measures to GAAP results are available in our news release furnished as an exhibit to our current report on Form 8-K dated February 23, 2016 and other of our SEC filings.

3 Earnings: Record adjusted EPS $1.22, +2% Includes $0.13 (11%) unfavorable currency Reported EPS $0.69, -37%, reflecting the Venezuelan deconsolidation, restructuring and other charges Sales: Fixed currency -1% Reported sales -7%; acquisition adjusted fixed currency sales -1% Global Institutional, Global Industrial and Other segments +4% acquisition adjusted fixed currency sales, offset by lower Global Energy sales Strong new account growth and new product introductions offset softening economies Operating Margin: Continued expansion Adjusted fixed currency operating margin +130 bp Benefits from delivered product cost savings, cost efficiency programs and synergies more than offset investments in the business and headwinds Full year free cash flow +15% Outlook: 1Q: $0.73 to $0.80, +5% to 14%, excluding a 14% unfavorable impact from FX 2016: $4.35 to $4.55, +9% to 13%, excluding a 9% unfavorable impact from FX/Venezuelan deconsolidation 4Q Overview

4 2015 Adjusted Earnings Per Share Bridge Currency includes ($0.03) impact of Venezuela devaluation.

5 4Q 2015 Results Operating income is adjusted for special gains and charges. Net income and diluted net income per share are adjusted for special gains and charges and discrete tax items. * Fourth Quarter Ended December 31 (unaudited) Reported Adjusted* Fourth Quarter % Fourth Quarter % (Millions, except per share) 2015 2014 change 2015 2014 change Net Sales $3,412.0 $3,680.8 -7% $3,412.0 ####### -7% Operating Income 322.8 520.5 -38% 566.7 565.2 0% Net Income Attributable to Ecolab 208.9 335.5 -38% 366.7 366.2 0% Diluted Net Income Per Share $0.69 $1.10 -37% $1.22 $1.20 2% Fixed Currency % (Millions, except per share) 2015 2014 change Net Sales $3,551.3 $3,578.7 -1% Adjusted Operating Income* 590.3 547.8 8%

6 4Q 2015 Sales Growth Detail Total Other reflects the divestiture of non-core cleaning service business which was not included in the segment’s operating units. * Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes Venezuela results. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change F&B 5% 6% Volume & mix -1% Water 5% 1% Pricing 0% Paper 0% 3% Subtotal -1% Textile Care 5% Acq./Div. 0% Total Global Industrial 4% 4% Fixed currency growth -1% Currency impact -7% Global Institutional Total -7% Institutional 8% 5% Specialty 4% Healthcare 0% Total Global Institutional 5% 3% Global Energy -14% -12% Other Pest Elimination 7% Equipment Care 11% Total Other* 7% 8%

7 4Q 2015 Income Statement / Margins ($ millions) 2015 % sales 2014 % sales % change Comments 2014 2013 Gross Profit $1,580.3 46.3% $1,700.9 46.2% -7% Adjusted for special charges, the 2015 gross margin was 47.6% and 2014 was 46.4%. The 120 bps margin improvement in 2015 was the result of delivered product cost savings and synergies. Net sales $ 3,412.0 $ 3,680.8 -7% $ 13,545.1 $ 14,280.5 -5% Fixed currency sales 3,551.3 3578.7 Cost of sales (1) 1,831.7 1,979.9 -7% 7,223.5 7,679.1 -6% SG&A 1,058.8 31.0% 1,142.1 31.0% -7% The unchanged ratio in 2015 reflected investments in the business that were offset by synergies and cost savings. Selling, general and administrative expenses 1,058.8 1,142.1 -7% 4,345.5 4,577.6 -5% Gross profit $ 1,580.3 $ 1,700.9 Operating Income (fixed FX) Net Sales Global Industrial 209.1 16.5% 175.4 14.4% 19% 2015 acquisition adjusted fixed currency margins were 16.7% vs. 14.2% in 2014. The 250 bps improvement was due to delivered product cost savings, pricing and synergies, which more than offset investments in the business. Global Industrial $ 1,264.7 $ 1,214.7 4% $ 4,857.8 $ 4,623.2 5% Global Institutional 1,136.2 1,077.6 5% 4,393.2 4,157.9 6% Global Institutional 233.0 20.5% 223.1 20.7% 4% 2015 acquisition adjusted fixed currency margins were 21.2% vs. 20.7% in 2014. The 50 bps improvement reflected pricing gains, delivered product cost savings and sales volume increases which more than offset investments in the business and Healthcare product recall costs. Global Energy 952.2 1,101.5 -14% 3,825.7 4,145.0 -8% Other 198.2 184.9 7% 773.4 731.1 6% Global Energy 154.0 16.2% 163.7 14.9% -6% 2015 acquisition adjusted fixed currency margins were 15.9% vs. 14.1% in 2014. The 180 bps increase reflected delivered product cost savings, synergies and cost reduction actions, offset by the impact of sales volume reductions and lower pricing. Subtotal at fixed currency rates 3,551.3 3,578.7 -1% 13,850.1 13,657.2 1% Currency impact (139.3) 102.1 (305.0) 623.3 Other 37.5 18.9% 29.5 16.0% 27% The 290 bps improvement was due to pricing and sales volume gains, which more than offset other costs. Consolidated $ 3,412.0 $ 3,680.8 -7% $ 13,545.1 $ 14,280.5 -5% Operating Income Subtotal at fixed FX 633.6 17.8% 591.7 16.5% 7% Global Industrial $ 209.1 $ 175.4 19% $ 692.7 $ 605.1 14% Corporate Global Institutional 233.0 223.1 4% 900.7 800.8 12% Special Gains/(Ch.) (243.9) (44.7) 2015: Venezuela deconsolidation charge of $123 million, restructuring charges of $63 million, asset impairment, wage-hour litigation charges and other costs. 2014: Primarily restructuring and integration costs. Global Energy 154.0 163.7 -6% 550.7 612.5 -10% . Other 37.5 29.5 27% 132.0 113.4 17% Corp. Expense (43.3) (43.9) Includes Nalco intangible amortization of $43 million in 2015 and $44 million 2014. Corporate (287.2) (88.6) (670.8) (258.8) Total Corporate Exp. (287.2) (88.6) Subtotal at fixed currency rates 346.4 503.1 -31% 1,605.3 1,873.0 -14% Currency impact (23.6) 17.4 (44.0) 82.0 FX (23.6) 17.4 Consolidated $ 322.8 $ 520.5 -38% $ 1,561.3 $ 1,955.0 -20% Consolidated Op. Inc. $322.8 9.5% $520.5 14.1% -38% 2015 adjusted fixed currency margin was 16.6%, +130 bps vs. the 2014 adjusted margin of 15.3%. The increase is primarily due to delivered product cost savings and synergies, which more than offset investments in the business and other costs. $3,337.8 $ 2,958.7 13% $ 6,209.9 $ 5,769.6 8% 1,828.6 1,608.9 14% 3,393.5 3,222.9 5% 1,083.3 981.7 10% 2,079.1 1,971.4 5% 73.6 41.6 123.3 83.0 Operating Income United States Cleaning & Sanitizing Other Services Total International Corporate Effect of foreign currency translation Consolidated

8 4Q 2015 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. * Summary Balance Sheet December 31 December 31 ($ millions) 2015 2014 2015 2014 Cash and cash eq. $92.8 $209.6 Short-term debt $2,205.3 $1,704.8 Accounts receivable, net 2,390.2 2,626.7 Accounts payable 1,049.6 1,162.4 Inventories 1,388.2 1,466.9 Other current liabilities 1,509.5 1,500.7 Other current assets 576.3 549.8 Long-term debt 4,260.2 4,843.4 PP&E, net 3,228.3 3,050.6 Pension/Postretirement 1,117.1 1,188.5 Goodwill and intangibles 10,600.0 11,173.8 Other liabilities 1,519.6 1,645.5 Other assets 365.9 350.0 Total equity 6,980.4 7,382.1 Total assets $18,641.7 $19,427.4 Total liab. and equity $18,641.7 $19,427.4 Selected Cash Flow items Twelve Months Ended Selected Balance Sheet measures December 31 December 31 ($ millions) 2015 2014 2015 2014 Cash from op. activities $1,999.8 $1,815.6 Total Debt/Total Capital 48.1% 47.0% Depreciation 559.5 558.1 Net Debt/Total Capital 47.7% 46.2% Amortization 300.0 313.9 Net Debt/EBITDA* 2.6 2.2 Capital expenditures 771.0 748.7 Net Debt/Adjusted EBITDA* 2.2 2.2 ($ millions) Operating Activities 2008 Net income $ 139.0 Depreciation and amortization 85.1 Other, net (12.3) Changes in op. assets and liab. (41.2) Cash provided by cont. ops. 170.6 Investing Activities Capital expenditures (85.9) Capitalized software expen. (19.1) Businesses acquired (3.2) Other, net 33.8 Cash used for investing (74.4) Financing Activities Debt, net (71.2) Reacquired shares (1.6) Dividends (32.1) Other, net 7.0 Cash from (used for) financing $ (98.0)

Remain disciplined in a very challenging environment Execute the Ecolab Model Drive growth through best product/best service to produce best results/lowest total use cost Leverage corporate account new business investments and momentum Expect continued mid-single digit growth in Institutional, Industrial and Other segments. Energy outperforms challenged industry Invest in the future Continued investments in critical areas Product innovation and new field technology Enterprise systems Improve cost efficiency and effectiveness Focused M&A Technologies, products/services, geographic expansion, opportunities in distressed markets Strong 9% to 13% EPS growth before currency and Venezuela deconsolidation 2016 Focus 9

10 Currency includes the impact of the Venezuela devaluation ($0.15). Estimated currency assumes mid-point of range, based on current rates of exchange and estimated mix of country operating income. 2016 Impact of Currency and Venezuela Deconsolidation on EPS